UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2020

 COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 557-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	COKE	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 12, 2020, Coca-Cola Consolidated, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s stockholders (i) elected all 13 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2019; (iii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020; and (iv) voted against a stockholder proposal regarding development of a recapitalization plan. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2020.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1.Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	48,541,815	1,902,347	804,957
Sharon A. Decker	50,323,828	120,334	804,957
Morgan H. Everett	50,159,860	284,302	804,957
James R. Helvey, III	50,395,866	48,296	804,957
William H. Jones	50,411,069	33,093	804,957
Umesh M. Kasbekar	50,146,948	297,214	804,957
David M. Katz	48,372,195	2,071,967	804,957
Jennifer K. Mann	50,181,166	262,996	804,957
James H. Morgan	49,333,130	1,111,032	804,957
John W. Murrey, III	50,336,043	108,119	804,957
Sue Anne H. Wells	50,176,781	267,381	804,957
Dennis A. Wicker	49,275,593	1,168,569	804,957
Richard T. Williams	50,389,545	54,617	804,957

2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,921,584	506,479	16,099	804,957

3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,103,434	140,502	5,183	—

4. Stockholder proposal regarding development of a recapitalization plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,041,865	47,380,855	21,442	804,957

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 13, 2020	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary